THE McCLATCHY COMPANY

2004 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS AGREEMENT, entered into as of ____________ ("the Grant Date"), and between THE McCLATCHY COMPANY, a Delaware corporation (the "Company") and _________ (the "Grantee"),

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company has established THE McCLATCHY COMPANY 2004 STOCK INCENTIVE PLAN in order to provide selected employees of the Company and its Subsidiaries with an opportunity to acquire shares of the Company's Class A Common Stock (the "Stock"); and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the Restricted Stock described in this Agreement to the Grantee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

NOW, THEREFORE, it is agreed as follows:

SECTION 1. GRANT OF RESTRICTED STOCK.

(a) Grant. The Company hereby grants to the Grantee an award of _____ shares of Stock in the form of Restricted Stock, subject to the terms and conditions stated below.

(b) Stock Incentive Plan. The Restricted Stock is granted pursuant to the Plan, a copy of which the Grantee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by reference and all capitalized terms used herein and not otherwise defined are used with the defined meaning set forth in the Plan.

SECTION 2. NO TRANSFER OR ASSIGNMENT OF GRANT OF RESTRICTED STOCK.

To the extent not yet vested, the Restricted Stock granted hereunder and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Restricted Stock, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, the Restricted Stock and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 3. VESTING AND FORFEITURE.

(a) Vesting. This Restricted Stock grant shall become vested in accordance with the Committee's determination of the extent of attainment of the Performance Criteria (stated in the table below).
Performance Criteria	Percentage of Shares of Stock Under Section 1(a) Becoming Vested
[Criteria A]	x%
[Criteria B]	y%
[Criteria C]	z%

The determination whether vesting has occurred and the extent of vesting shall be made on the ___ -year anniversary of the Grant Date; provided the Grantee continues to provide Services to the Company or an Affiliate as of such date. Any amount of Restricted Stock that does not become vested on the ___-year anniversary of the Grant Date based on attainment of the Performance Criteria shall be immediately forfeited. In addition, the entire grant of Restricted Stock shall be forfeited in the event the Grantee's Service terminates prior to the __-year anniversary of the Grant Date.

(b) Acceleration upon Change of Control. Notwithstanding any contrary provision of the Plan or this Agreement, upon a Change of Control while the Grantee remains in Service and prior to the ___-year anniversary of the Grant Date, the Grantee immediately shall become 100% vested in all Restricted Stock granted to him or her under this Agreement.

SECTION 4. ESCROW PROCEDURES AND STOCK ISSUANCE.

(a) Restricted Stock Certificates. The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Section 4. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, the Grantee shall be issued an instrument of deposit acknowledging the number of shares of Stock delivered in escrow to the Secretary of the Company.

(b) Cash Dividends. All regular cash dividends on Stock (or other securities at the time held in escrow) shall be paid on the Restricted Stock under the same terms as applicable to the Stock.

(c) Change in Capitalization. If the number of outstanding shares of common stock is increased or decreased or the shares of common stock are changed into or exchanged for a different number or kind of Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Stock, exchange of Stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Stock effected without receipt of consideration by the Company occurring after the Restricted Stock was granted, the new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Stock is at the time subject to the escrow requirements hereof.

(d) Release from Escrow. In the event the Grantee's interest in the Restricted Stock vests as described above, the certificates for such vested Stock shall be released from escrow and delivered to the Grantee, at his or her request. If unvested shares of Stock are held at the time the Grantee's Service terminates or remain after satisfaction of the Performance Criteria is determined, then the escrowed certificates for such unvested Stock shall be surrendered to the Company for cancellation and forfeiture, and the Grantee shall have no further rights with respect to such shares of Stock.

(e) Alternate Method. Notwithstanding the foregoing, in lieu of the issuance of certificates under this Agreement and the use of an escrow arrangement, the Company may instead use the book-entry method of recording share issuance.

SECTION 5. SECTION 83(b) ELECTION.

Under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price paid (if any) for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such Stock lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include the Company's right to cancel unvested Restricted Stock described above. The Grantee may elect to be taxed at the time the shares of Stock are acquired rather than when such Stock cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. The Grantee will have to make a tax payment to the extent the purchase price is less than the fair market value of the Stock on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the Stock on the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Grantee (in the event the fair market value of the Stock increases after the date of purchase) as the forfeiture restrictions lapse.

SECTION 6. LEGALITY OF INITIAL ISSUANCE.

No Stock shall be issued upon the vesting of this award unless and until the Company has determined that:

(a) It and the Grantee have taken any actions required to register the Stock under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

(c) Any other applicable provision of state or federal law has been satisfied.

SECTION 7. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Stock under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Stock under this Agreement to comply with any law.

SECTION 8. RESTRICTIONS ON TRANSFER OF STOCK.

Regardless of whether the offering and sale of Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

SECTION 9. ADJUSTMENT OF STOCK.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in cash in an amount that has a material effect on the price of Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of Stock, or a similar occurrence, the Committee shall make appropriate adjustments in the number of shares of Stock covered by this Grant.

(b) Reorganization. In the event that the Company is a party to a merger or other reorganization, this grant shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of this grant by the surviving corporation or its parent, for its continuation by the Company (if the Company is a surviving corporation) or for settlement in cash.

(c) Reservation of Rights. Except as provided in this Section 9, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class. Any issue by the Company of shares of Stock of any class, or securities convertible into shares of Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Stock subject to this grant. The award of this grant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. MISCELLANEOUS PROVISIONS.

(a) Withholding Taxes. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the vesting of Stock pursuant to this Agreement, the Grantee, as a condition to the vesting of this Stock, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Grantee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting of Stock acquired under this grant. Satisfactory arrangements shall include share withholding and delivery of previously owned Stock acquired pursuant to this Agreement in an amount equal to the withholding or other taxes due.

(b) Rights as a Shareholder. The Grantee has the right to vote the Restricted Stock and to receive cash dividends on the Restricted Stock under the same terms as applicable to the Stock. Any distributions Grantee receives as a result of any stock split, stock dividend, combination of Stock or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before Grantee's stock certificate is issued.

(c) No Employment Rights. Nothing in this Agreement shall be construed as giving the Grantee the right to be retained as an Employee.

(d) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.

(e) Consent to Electronic Delivery. The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant, Grantee agrees that the Company may deliver the Plan prospectus and the Company's annual report to the Grantee in electronic format. If at any time the Grantee prefers to receive paper copies of such documents, as the Grantee is entitled to, the Company will provide copies. Request for paper copies of such documents may be made to the Secretary of the Company at 916-321-1828 or kmorgan-prager@mcclatchy.com.

(f) Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

(g) Legends. All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

"THE STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH STOCK SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE STOCK REPRESENTED BY THIS CERTIFICATE."

(h) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Grantee has personally executed this Agreement.

THE McCLATCHY COMPANY

By
Secretary

Company's Address:

2100 Q Street
Sacramento, CA 95816

Grantee

By

Grantee's Address:

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, _____________hereby sells, assigns and transfers unto The McClatchy Company, a Delaware corporation (the "Company"), ____________ (__________) shares of common stock of the Company represented by Certificate No. ___ herewith and does hereby irrevocable constitute and appoint ______________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Print Name

Signature
Spouse Consent (if applicable)

(Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO CANCEL UNVESTED STOCK AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
1.	The name, address and social security number of the undersigned:
Name:
Address:
Social Security No.:

2.	Description of property with respect to which the election is being made:

__________ shares of common stock par value $.01 per share, The McClatchy Company, a Delaware corporation, (the "Company").

3.	The date on which the property was transferred is ___________. .

4.	The taxable year to which this election relates is calendar year ______.

5.	Nature of restrictions to which the property is subject:

The shares of Stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of Stock are subject to forfeiture under the terms of the Agreement.

6.	The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $____________.

7.	The amount paid by taxpayer for the property was $__________.

8.	A copy of this statement has been furnished to the Company.
Dated: _______________

Taxpayer's Signature

Taxpayer's Printed Name

PROCEDURES FOR MAKING ELECTION

UNDER INTERNAL REVENUE CODE SECTION 83(b)

The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

3. You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.